MORGAN STANLEY CAPITAL I INC. ABS-15G

Exhibit 99.7

Selene Diligence LLC (“Selene”) Due

Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client, includes the loan level results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1) Type of assets that were reviewed.

Selene Diligence LLC performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by Morgan Stanley Mortgage Capital Holdings LLC and/or its affiliates (“Client”). The review was conducted between November 7, 2025 and June 11, 2026, via files imaged and provided for review (the “Review”).

(2) Sample size of the assets reviewed.

This Review consisted of 100% of the loan population.

FINAL SECURITIZATION POPULATION

Selene was instructed to perform a review on a population totaling 386 ATR-QM exempt loans for a total of 386 loans the “Final Securitization Population”.

Credit Reviews (386):

During the Review, Selene performed a credit review on 386 mortgage loans in the Final Securitization Population.

Compliance Review (386)

During the Review, Selene performed a compliance review, when applicable on 386 mortgage loans in the Final Securitization Population.

Valuation Reviews (386):

During the Review, Selene performed a property valuation review on 386 mortgage loans in the Final Securitization Population.

Data Integrity Review (386):

During the Review, Selene performed a Data Integrity Review on 386 mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After Selene’s initial review was completed, the Client provided Selene with a confirmed list of 386 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Selene.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	386	100%
Compliance Population	386	100%
Valuation Population	386	100%
Data Integrity Population	386	100%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organizations identified in Item 3 of the ABS Due Diligence-15E.s, S&P Global Ratings (“S&P”), DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Moody's Investors Service, Inc. (“Moody’s”), and Kroll Bond Rating Agency, LLC (“Kroll”) (the “NRSRO(s)”).

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual loan file as captured by Selene. This information may not have been available for all mortgage loans.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Selene assessed the underwriting guidelines and compared the documentation in the loan file against the stated guidelines for adherence.

GUIDELINES

Kind Lending Non-Agency Program Guidelines, 5th Street Capital Loan Eligibility, AmeriTrust Diamond Guidelines, ROC Capitals Rental Guidelines, CV3 Underwriting Procedures (the “Guidelines”).

LOAN GRADING

The Guidelines referenced above served as the benchmark for grading loans with respect to credit, compliance, underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s loan grading is solely based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

SCOPE OF REVIEW

Selene examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in loan documentation provided to Selene (for more detail, please refer to Appendix A and B, attached hereto).

CREDIT REVIEW

Selene’s credit scope of review conducted on this transaction included the following elements:

●	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Guidelines cited above;

●	Re-calculated LTV, CLTV, income, liabilities and compared these against the Guidelines;

●	Analyzed asset statements to determine whether funds to close and reserves were within the Guidelines;

●	Confirmed that credit scores (FICO) and credit histories were within the Guidelines.

COMPLIANCE REVIEW

a)	Selene reviewed the Loan File to confirm the existence of certain documents in the Loan File, in accordance with the Clients Guidelines, and that they are accurate and correctly executed:

1.	Note

2.	Mortgage/Deed of Trust

3.	Personal Guaranty

4.	HUD/CD/Settlement Statements

5.	Certificate of business purpose/non-owner occupancy

6.	Letter of explanation detailing use of cash out proceeds

b)	In addition, Selene checked the following when requested by Client:

1.	Prepayment Penalties and Late Charges in certain states

2.	State License in certain states

PROPERTY VALUATION REVIEW

Selene’s Property Valuation scope of review conducted on this transaction included the following elements.

●	Original Appraisal Assessment

Selene reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

●	Value Supported Analysis

Selene applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

DATA INTEGRITY REVIEW

Selene uploads tape data into its due diligence application and compares it to the actual documents provided.

●	Tape data received from lender/client is stored in a secured FTP folder;

●	Tape data is uploaded into the application;

●	Loan Reviewer collects validated loan data;

●	Each received data point is compared to its counterpart collected data point; and

●	Discrepancies found during comparison are stored and reported.

Selene provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the Client versus the data captured by Selene during the loan review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Selene conducted (i) a Credit Review on 386 mortgage loans, (ii) a Compliance Review on 386 mortgage loans (iii) a Valuation Review on 386 mortgage loans, and (iv) a Data Integrity Review on 386 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

REVIEW RESULTS SUMMARY

After review of the 386 mortgage loans; 355 mortgage loans had a rating grade of A, 31 mortgage loan had a rating grade of B, 0 mortgage loans had a rating grade of C, and 0 mortgage loans had a rating grade of D.

Grades per loan (386 overall loans):

	INITIAL RA GRADES - OVERALL							FINAL RA GRADES - OVERALL
NRSRO Grade	S&P	Kroll	DBRS	Fitch	Moody's	%	NRSRO Grade	S&P	Kroll	DBRS	Fitch	Moody's	%
A	206	206	206	206	206	53.37%	A	355	355	355	355	355	91.97%
B	26	26	26	26	26	6.74%	B	31	31	31	31	31	8.03%
C	67	67	67	67	67	17.36%	C	0	0	0	0	0	0.00%
D	87	87	87	87	87	22.54%	D	0	0	0	0	0	0.00%

Final Grades per loan broken out by compliance, credit and property:

	FINAL RA GRADES - COMPLIANCE							FINAL RA GRADES - CREDIT
NRSRO Grade	S&P	Kroll	DBRS	Fitch	Moody's	%	NRSRO Grade	S&P	Kroll	DBRS	Fitch	Moody's	%
A	365	365	365	365	365	94.56%	A	376	376	376	376	376	97.41%
B	21	21	21	21	21	5.44%	B	10	10	10	10	10	2.59%
C	0	0	0	0	0	0.00%	C	0	0	0	0	0	0.00%
D	0	0	0	0	0	0.00%	D	0	0	0	0	0	0.00%

	FINAL RA GRADES - PROPERTY
NRSRO Grade	S&P	Kroll	DBRS	Fitch	Moody's	%
A	386	386	386	386	386	100.00%
B	0	0	0	0	0	0.00%
C	0	0	0	0	0	0.00%
D	0	0	0	0	0	0.00%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

Review of the Final Grading Summary (redacted) provides the exceptions in detail and the migration from the initial rating agency grade to the final rating agency grade, based on mitigation/resolution from the client.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED

Selene furnished the following reports on this transaction:

1.	Selene Narrative Report

2.	ASF Report

3.	Grading Summary

4.	Exception Detail

5.	Tape Discrepancies

6.	Valuations Report

7.	Supplemental Data

8.	Third Party (TPR) Attestation Form

9.	Attestation Form 15E

APPENDIX A – CREDIT REVIEW SCOPE

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that are provided to Selene and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application

For the Credit Application, Selene verified whether:

1.	The application is signed by all listed borrowers;

2.	The application is substantially filled out; and

3.	All known borrower-owned properties are disclosed on the Real Estate Owned section.

Credit Report

Selene verified:

1.	A credit report and/or other credit history documentation is present for each borrower;

2.	Capture the monthly consumer debt payments for use in the debt to income and/or residual income calculation, as applicable;

3.	Note the Real Estate Owned and fraud alerts; and

4.	Gather data required for ASF Report submission which may include:

a)	Most recent FICO Score (scores from Equifax, Experian, and Transunion if available)

b)	Most recent FICO date

c)	Longest Trade Line

d)	Maximum Trade Line

e)	Number of trade lines

f)	Credit Usage Ratio

Employment and Income

Selene determined whether all applicable supporting documentation as required by the guidelines is in the file and note indications of potentially fraudulent documents. The documentation was also be used to verify whether the income used to qualify the loan was calculated in accordance with applicable guidelines. Documentation verifying employment and income may include:

1.	Verbal or Written VOE’s

2.	Pay stubs

3.	W-2 forms

4.	Tax returns

5.	Financial statements

6.	Award letters

7.	Bank statements

Asset Review

Selene assessed whether the asset documentation required by the guidelines is present in the file. In addition, a review of the reserve calculation was performed. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include:

1.	VOD’s

2.	Depository account statements

3.	Stock or security account statements

4.	Gift funds

5.	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

Hazard/Flood insurance

A review of the insurance present on the loan was also be performed:

1.	Verify that the hazard insurance meets the minimum required amount of coverage in the guidelines;

2.	For condominium properties, confirm that the blanket policy meets the minimum amount of coverage;

3.	Confirm that the flood cert is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification;

4.	For properties is in a flood zone per the flood cert, confirm that flood insurance in the file meets the minimum required amount of coverage and meets guideline requirements;

5.	Confirm that the mortgagee clause lists the lender’s name and “its successors and assigns”; and

6.	Confirm that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations.

Title

Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues.

Fraud

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, when required, Selene looked for an independent, third party fraud report in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan does not contain a fraud report and the counterparty cannot produce one, Selene conditioned the loan for the missing product.

On this Fraud report Selene:

1.	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
2.	Reviewed for any social security number variations for the borrowers and confirm that the variations have been addressed in the loan file;

3.	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirm that any issues have been addressed in the loan file;
4.	Reviewed for any employment issues and confirm that any issues have been addressed in the loan file;
5.	Reviewed for any additional consumers associated with the borrowers’ profiles and confirm the materiality and material issues have been addressed in the loan file; and
6.	Addressed all red flag issues.

Additional Review

Selene’s review procedures also included:

1.	A review of the completeness and accuracy of the information obtained in the mortgage origination process;

2.	A review of closing documents to ensure that the mortgage file information is complete, accurate, and consistent with other documents in the mortgage file;

3.	Selene will review the mortgage file documents to determine that the mortgage was properly underwritten;

4.	Verification that the DTI, LTV, asset reserves, property type, transaction type (maximum loan amount, loan purpose, occupancy, etc.), and FICO scores meet or exceed the guideline requirements;

5.	Verification that all borrowers are eligible based on the guidelines and information in the loan file; and

6.	Verify there is appropriate documentation present to confirm that applicable documents have been recorded or have been sent for recording.

APPENDIX B – VALUATION REVIEW SCOPE

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene verified the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities; and (viii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same.

If more than one valuation is provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene created an exception and worked with the Client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client shall be notified of such variance and a second independent valuation product shall be ordered. On all loans, Selene makes a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

Selene confirmed consistency among the valuation products and where applicable, if there was a discrepancy in value between two appraisals in the form of a variance greater than 10%, Selene would review the file for a desktop analysts/evaluation of the appraisals and determine which appraised value was used for qualification purposes. If there were discrepancies that could not be resolved, Selene created an exception and worked with the client on the next steps for resolution.

Disclaimer

○	The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

○	Selene makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Selene may have reviewed valuation information for reasonableness.

○	Selene is not an ‘AMC’ (appraisal management company) and therefore Selene does not opine on the actual value of the underlying property.

●	Selene is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Selene will not have any communication with or responsibility to any individual consumer concerning property valuation.

●	Selene does not confirm whether the appraiser is on the Freddie Mac exclusionary list.